ITEX [GRAPHIC OMITTED]

                ITEX Corporation                                                        www.itex.com

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3625 132nd Avenue SE, Suite 200, Bellevue, WA 98006-1323 * V: 425.463.4000 * F: 425.463.4041

Membership Application

Company Information - please print in dark ink

Legal Business Name:

KARMA MEDIA, INC.

Tax ID #:  75-3025152

Doing Business As:

Product:

Address: 5006 COOLIDGE AVENUE

City: CULVER CITY

State: CA

Zip: 90230

Phone:  310-397-1200

Ext:

Fax:

Mailing Address:  SAME

Contact Information

Name: DOMINIQUE EINHORN

Title:  CEO

e-mail: DOM@KARMAMEDIA.COM

User ID: KRMA

Payment Options

[X] Yes, the Applicant Fee was paid directly to an Independent ITEX Broker

Amount:  $995.00

Signature:  /s/ Dominique Einhorn